                                LETTER OF TRANSMITTAL
                           TO TENDER SHARES OF COMMON STOCK
                        PURSUANT TO OFFER TO PURCHASE FOR CASH
       [LIBBEY LOGO]
                               DATED FEBRUARY 18, 2003
                                          BY
                                     LIBBEY INC.
                                          OF
                      UP TO 1,500,000 SHARES OF ITS COMMON STOCK
                     AT A PURCHASE PRICE NOT GREATER THAN $26.50
                            NOR LESS THAN $23.50 PER SHARE

    THE TENDER OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, MARCH 17, 2003, UNLESS THE
                           TENDER OFFER IS EXTENDED.

                    The Depositary for the tender offer is:

                              THE BANK OF NEW YORK

            By Mail:                          By Hand:                   By Overnight Delivery:
      The Bank of New York              The Bank of New York              The Bank of New York
          Libbey Inc.                 Reorganization Services                 Libbey Inc.
        P.O. Box 859208                  101 Barclay Street                165 Bay State Road
    Braintree, MA 02185-9208         Receive and Deliver Window           Braintree, MA 02184
                                            Street Level
                                         New York, NY 10286

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO LIBBEY INC., BEAR, STEARNS & CO. INC., THE DEALER MANAGER, OR D.
F. KING & CO., INC., THE INFORMATION AGENT, WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE OFFER TO PURCHASE CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used only if (a) certificates for shares are to be forwarded herewith, (b) a tender of shares is being made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to
Section 3 of the Offer to Purchase or (c) you want to tender shares held in the Libbey Inc. Common Stock Dividend Reinvestment Plan. See Instruction 2 and Instruction 3.

     Your attention is directed in particular to the following:

          1. If you want to retain your shares, you do not need to take any action.

          2. If you want to participate in the tender offer and wish to maximize the chance of having Libbey accept for exchange all the shares you are tendering hereby, you should check the box marked "Shares Tendered at Price Determined Under the Tender Offer" below and complete the other portions of this Letter of Transmittal as appropriate.

          3. If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned "Shares Tendered at Price Determined by Stockholder" below and complete the other portions of this Letter of Transmittal as appropriate.

     IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

     LIST BELOW THE CERTIFICATE NUMBERS AND NUMBER OF SHARES TO WHICH THIS LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, LIST THE CERTIFICATE NUMBERS TENDERED ON A SEPARATELY EXECUTED AND SIGNED SCHEDULE AND AFFIX THE SCHEDULE TO THIS LETTER OF TRANSMITTAL. THE NAMES AND ADDRESSES OF THE HOLDERS SHOULD BE PRINTED, IF NOT ALREADY PRINTED BELOW, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY. THE SHARES THAT THE UNDERSIGNED WISHES TO TENDER SHOULD BE INDICATED IN THE APPROPRIATE BOXES.

----------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF SHARES TENDERED
                                               (SEE INSTRUCTIONS 3, 4 AND 5)
----------------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      (PLEASE FILL IN, IF BLANK, EXACTLY AS                              DESCRIPTION OF SHARES TENDERED
    NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))                    (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF SHARES
                                                                                                             TENDERED HELD
                                                                                                           UNDER LIBBEY INC.
                                                                        TOTAL NUMBER OF                      COMMON STOCK
                                                          SHARE         SHARES EVIDENCED      NUMBER           DIVIDEND
                                                       CERTIFICATE          BY SHARE         OF SHARES       REINVESTMENT
                                                        NUMBER(S)*      CERTIFICATE(S)*     TENDERED**          PLAN***
                                                    ------------------------------------------------------------------------

                                                    ------------------------------------------------------------------------

                                                    ------------------------------------------------------------------------

                                                    ------------------------------------------------------------------------

                                                    ------------------------------------------------------------------------

                                                       TOTAL SHARES
                                                         TENDERED
----------------------------------------------------------------------------------------------------------------------------
Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration.****
Attach additional signed list if necessary. See Instruction 11.
1st:                     2nd:                     3rd:                     4th:                     5th:
----------------------------------------------------------------------------------------------------------------------------

   * DOES NOT need to be completed by stockholders tendering shares by book-entry transfer.

  ** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 11.

 *** On January 10, 2003, our Board of Directors declared a quarterly cash dividend of 10 cents per share to be paid on March 4, 2003 to stockholders of record as of February 11, 2003. As a result, if you are a participant in the Libbey Inc. Common Stock Dividend Reinvestment Plan, your holdings under such plan will increase by the number of shares purchased with such dividend payment. The amount of such increase will not be determined until the plan agent, The Bank of New York, has performed the necessary market transactions to credit your reinvestment account. Please note that the number of shares shown on the lower right hand corner of the label affixed to this Letter of Transmittal reflects shares held as of February 12, 2003 and DOES NOT include the shares you will receive as a result of the dividend to be paid on March 4, 2003.

     IF YOU WISH TO TENDER ALL OF THE SHARES HELD IN YOUR DIVIDEND REINVESTMENT ACCOUNT (INCLUDING THE SHARES PURCHASED BY THE PLAN AGENT WITH THE DIVIDEND PAID ON MARCH 4, 2003), WRITE "ALL" IN THE COLUMN ABOVE ENTITLED "NUMBER OF SHARES TENDERED HELD UNDER LIBBEY INC. COMMON STOCK DIVIDEND REINVESTMENT PLAN". IF YOU WISH TO TENDER LESS THAN ALL OF THE SHARES HELD IN YOUR DIVIDEND REINVESTMENT ACCOUNT, WRITE THE NUMBER OF SHARES YOU WISH TO TENDER FROM YOUR DIVIDEND REINVESTMENT ACCOUNT IN THIS BOX.

     It is the responsibility of the participant to determine the number of shares held in such participant's dividend reinvestment account, and we urge each participant in the Libbey Inc. Common Stock Dividend Reinvestment Plan to contact the Depositary at the telephone number and address set forth on the back cover of the Offer to Purchase for further information regarding your dividend reinvestment plan account balances.

**** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

                        LOST OR DESTROYED CERTIFICATE(S)

     If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. STOCKHOLDERS ARE REQUESTED TO CONTACT THE DEPOSITARY IMMEDIATELY IN ORDER TO PERMIT TIMELY PROCESSING OF THIS DOCUMENTATION. SEE INSTRUCTION 17.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution:
   -----------------------------------------------------------------------------
    Account No.:
   -----------------------------------------------------------------------------
    Transaction Code No.:
   -----------------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 10)

     To be completed ONLY if shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on February 18, 2003, and who continues to own, beneficially or of record, as of the expiration date, an aggregate of fewer than 100 shares. The undersigned either (CHECK ONE BOX):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares
    (not including any shares held in Libbey's 401(k) Plans), all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that
    (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of those shares.

    In addition, the undersigned is tendering shares either (CHECK ONE BOX):

[ ] at the purchase price, as the same shall be determined by Libbey in accordance with the terms of the tender offer (persons checking this box need not indicate the price per share below); or

[ ] at the price per share indicated below under the caption "Shares Tendered at Price Determined by Stockholder" in this Letter of Transmittal.

To The Bank of New York:

     The undersigned hereby tenders to Libbey Inc., a Delaware corporation ("Libbey"), the above-described shares of Libbey common stock, $0.01 par value per share, including the associated preferred stock purchase rights, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in Libbey's Offer to Purchase, dated February 18, 2003 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which, as amended or supplemented from time to time, together constitute the tender offer.

     Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Libbey all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the tender offer to or upon the order of Libbey and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (with full knowledge that the Depositary also acts as the agent of Libbey) with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (a) deliver certificate(s) representing such shares or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Libbey upon receipt by the Depositary, as the undersigned's agent, of the aggregate purchase price with respect to such shares;

          (b) present certificates for such shares for cancellation and transfer on Libbey's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

     The undersigned hereby covenants, represents and warrants to Libbey that:

          (a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

          (b) when and to the extent Libbey accepts the shares for purchase, Libbey will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or Libbey to be necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of the tender offer.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, the number of shares that the undersigned wishes to tender and the number of shares held under the Libbey Inc. Common Stock

Dividend Reinvestment Plan that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such shares are being tendered should be indicated in the box below.

     The undersigned understands that Libbey will, on the terms and subject to the conditions of the tender offer, determine a single per share purchase price, not greater than $26.50 nor less than $23.50 per share, that it will pay for shares properly tendered and not properly withdrawn prior to the expiration date in the tender offer, taking into account the number of shares so tendered and the prices (in multiples of $.10) specified by tendering stockholders. The undersigned understands that Libbey will select the lowest purchase price that will allow it to buy 1,500,000 shares, or such lesser number of shares as are properly tendered and not properly withdrawn, at prices not greater than $26.50 nor less than $23.50 per share, in the tender offer, subject to its right to increase the total number of shares purchased to the extent permitted by law. The undersigned understands that all shares properly tendered prior to the expiration date at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, without interest, on the terms and subject to the conditions of the tender offer, including its proration provisions, and that Libbey will return at its expense all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn prior to the expiration date and shares not purchased because of proration, promptly following the expiration date.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Libbey may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. In such event, the undersigned understands that certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Libbey has no obligation, under the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Libbey purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of shares by Libbey for payment will constitute a binding agreement between the undersigned and Libbey on the terms and subject to the conditions of the tender offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares regardless of any extension of the tender offer or any delay in making such payment.

     The check for the aggregate net purchase price for such of the tendered shares as are purchased by Libbey will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 6)

(1)  SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER
     (SEE INSTRUCTION 6)

     By checking the box below INSTEAD OF ONE OF THE BOXES UNDER "Shares Tendered at Price Determined by Stockholder," the undersigned hereby tenders shares at the purchase price, as the same shall be determined by Libbey in accordance with the terms of the tender offer.

     [ ] I want to maximize the chance of having Libbey accept for purchase all of the shares that I am tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, I hereby tender shares at, and am willing to accept, the purchase price determined by Libbey in accordance with the terms of the tender offer and resulting from the tender offer process. This action could result in receiving a price per share as low as $23.50 per share.

                                       OR

(2)  SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER
     (SEE INSTRUCTION 6)

     By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "Shares Tendered at Price Determined Under the Tender Offer," the undersigned hereby tenders shares at the purchase price checked. This action could result in none of the shares being purchased if the purchase price determined by Libbey for the shares is less than the purchase price checked below. A stockholder who desires to tender shares at more than one purchase price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one purchase price.

                  PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES
                               ARE BEING TENDERED

[ ] $23.50      [ ] $24.30     [ ] $25.10     [ ] $25.90
[ ] $23.60      [ ] $24.40     [ ] $25.20     [ ] $26.00
[ ] $23.70      [ ] $24.50     [ ] $25.30     [ ] $26.10
[ ] $23.80      [ ] $24.60     [ ] $25.40     [ ] $26.20
[ ] $23.90      [ ] $24.70     [ ] $25.50     [ ] $26.30
[ ] $24.00      [ ] $24.80     [ ] $25.60     [ ] $26.40
[ ] $24.10      [ ] $24.90     [ ] $25.70     [ ] $26.50
[ ] $24.20      [ ] $25.00     [ ] $25.80

  CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE.  IF MORE THAN ONE BOX IS CHECKED
                   ABOVE, THERE IS NO VALID TENDER OF SHARES.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 7)

     A stockholder may tender shares subject to the condition that a specified minimum number of the stockholder's shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless the minimum number of shares indicated below is purchased by Libbey in the tender offer, none of the shares tendered by such stockholder will be purchased. It is the responsibility of the stockholder to calculate that minimum number of shares that must be purchased if any are purchased, and Libbey urges stockholders to consult their own tax advisor before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

[ ] Minimum number of shares that must be purchased, if any are purchased:
------------------------ shares.

     If, because of proration, the minimum number of shares designated will not be purchased, Libbey may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked this box.

[ ] The tendered shares represent all shares held by the undersigned.

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5, 8, 9 AND 12)

  To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue:  [ ] Check
        [ ] Share Certificate(s) to:

Name: --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:
        ------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 8 AND 12)

  To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Mail:  [ ] Check
       [ ] Share Certificate(s) to:

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                   IMPORTANT
                             STOCKHOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

     (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 8.)
Signature(s) of Owner(s): ------------------------------------------------------

Dated: ------------------------

Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title): ---------------------------------------------------------
Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Daytime Area Code and Telephone Number: ----------------------------------------
Taxpayer Identification or
Social Security Number: --------------------------------------------------------

--------------------------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 8)

Authorized Signature: ----------------------------------------------------------
Name: --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title: -------------------------------------------------------------------------
Name of Firm: ------------------------------------------------------------------
Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ------------------------------------------------
Dated: -------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
          FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

     1. GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act, each of the foregoing entity referred to as an "Eligible Institution."

          In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 8.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Depositary, if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase, or if you are tendering shares held under the Libbey Inc. Common Stock Dividend Reinvestment Plan. Certificates for all physically tendered shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the expiration date. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     Libbey will not accept any alternative or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. PARTICIPANTS IN THE LIBBEY INC. COMMON STOCK DIVIDEND REINVESTMENT
PLAN. On January 10, 2003, our Board of Directors declared a quarterly cash dividend of 10 cents per share to be paid on March 4, 2003 to stockholders of record as of February 11, 2003. As a result, if you are a participant in the Libbey Inc. Common Stock Dividend Reinvestment Plan, your holdings under such plan will increase by the number of shares purchased with such dividend payment. The amount of such increase will not be determined until the plan agent, The Bank of New York, has performed the necessary market transactions to credit your reinvestment account. Please note that the number of shares shown on the lower right hand corner of the label affixed to this Letter of Transmittal reflects shares held as of February 12, 2003 and DOES NOT include the shares you will receive as a result of the dividend to be paid on March 4, 2003.

     If you wish to tender ALL of the shares held in your dividend reinvestment account (including the shares purchased by the plan agent with the dividend paid on March 4, 2003), write "ALL" in the column entitled "Number of Shares Tendered Held Under Libbey Inc. Common Stock Dividend Reinvestment Plan" in the box entitled "Description of Shares Tendered" above. If you wish to tender less than all of the shares held in your dividend reinvestment account, write the number of shares you wish to tender in the column entitled "Number of Shares Tendered Held Under Libbey Inc. Common Stock Dividend Reinvestment Plan" in the box entitled "Description of Shares Tendered" above.

     It is the responsibility of the participant to determine the number of shares held in such participant's dividend reinvestment account, and we urge you to contact the Depositary at the telephone number and address set forth on the back cover of the Offer to Purchase for further information regarding your dividend reinvestment account balance.

     The dividend to be paid on March 4, 2003 to all stockholders of record on February 11, 2003 is not related to this tender offer, and therefore, stockholders should not take this dividend payment into account when determining whether you should tender or refrain from tendering your shares or the purchase price or purchase prices at which you may choose to tender your shares in the tender offer.

     4. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     5. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

     6. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For shares to be properly tendered, the stockholder MUST either (1) check the box in the section captioned "Shares Tendered at Price Determined Under the Tender Offer" in order to maximize the chance of having Libbey purchase all of the shares tendered (subject to the possibility of proration) or (2) check the box indicating the price per share at which such holder is tendering shares under "Price (in Dollars) per Share at which Shares Are Being Tendered" in this Letter of Transmittal. Selecting option (1) could result in the stockholder receiving a price per share as low as $23.50. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender a portion(s) of such stockholder's share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's shares. To obtain additional copies of this Letter of Transmittal, contact the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. The same shares cannot be tendered more than once, unless previously tendered shares are properly withdrawn as provided in Section 4 of the Offer to Purchase.

     7. CONDITIONAL TENDERS. As described in Section 3 and Section 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If Libbey is to purchase less than all of the shares tendered before the expiration date and not properly withdrawn, the Depositary will perform a preliminary proration, and any shares tendered at or below the purchase price pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered shares are subsequently selected by random lot for purchase subject to Sections 3 and 6 of the Offer to Purchase. CONDITIONAL TENDERS WILL BE SELECTED BY RANDOM LOT ONLY FROM STOCKHOLDERS WHO TENDER ALL OF THEIR SHARES. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of shares to be purchased to fall below 1,500,000 then, to the extent feasible, Libbey will select enough of such conditional tenders that would otherwise have been so withdrawn to permit Libbey to purchase 1,500,000 shares. In selecting among such conditional tenders, Libbey will select by random lot and will limit its purchases in each case to the designated minimum number of shares to be purchased.

     All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available so that a stockholder may assure that the purchase of shares from the stockholder pursuant to the tender offer will be treated as a sale of the shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult with his or her own tax advisor. See Section 13.

     Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of shares. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered.

     8. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsement(s) of certificate(s) representing such shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof. SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, such certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to Libbey of their authority so to act.

     9. STOCK TRANSFER TAXES. Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. Libbey will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the tender offer. If, however, either:

          (a) payment of the purchase price for shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or

          (b) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

          (c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

then the Depositary will deduct from such purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

     10. ODD LOTS. As described in Section 1 of the Offer to Purchase, if Libbey is to purchase fewer than all shares tendered before the expiration date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares (not including any shares held in Libbey's 401(k) Plans), and who tenders all of such holder's shares at or below the purchase price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

     11. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Section 1 and Section 13 of the Offer to Purchase.

     12. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 8.

     13. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Libbey in its sole discretion, which determination shall be final and binding on all parties. Libbey reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Libbey's counsel, be unlawful. Libbey also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder, and Libbey's interpretation of the terms of the tender offer, including these Instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by Libbey. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Libbey shall determine. None of Libbey, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     14. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, and other related materials may be obtained from, the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact the Dealer Manager at its address and telephone number set forth on the back cover of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

     15. IMPORTANT TAX INFORMATION AND SUBSTITUTE FORM W-9. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 30% of the gross proceeds payable to a stockholder or other payee pursuant to the tender offer must be withheld and remitted to the U.S. Internal Revenue Service ("IRS") unless the stockholder or other payee provides its taxpayer identification number ("TIN") (employer identification number or social security number) to the Depositary (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the tendering stockholder also may be subject to penalties imposed by the IRS. The box in Part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to payment, the Depositary will withhold 30% on all such payments. If the tendering stockholder provides the Depositary with a certified TIN within 60 days, the amount withheld shall be refunded by the Depositary. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, all corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding requirements. In order for a

Non-United States Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that stockholder's exempt status. Such statement can be obtained from the Depositary.

     16. WITHHOLDING ON NON-UNITED STATES HOLDER. Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-United States Holder's conduct of a trade or business within the United States. For this purpose, a "Non-United States Holder" is any stockholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and
(b) one or more U.S. persons have the authority to control all of the substantial decisions of the trust, or certain trusts considered U.S. persons for federal income tax purposes. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. The Depositary will determine a stockholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

     17. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate(s) representing shares has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the Depositary and indicate the number of shares so lost, stolen, destroyed or mutilated. Such stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. Stockholders may contact the Depositary at (800) 524-4458 (toll free) to expedite such process.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THIS LETTER OF TRANSMITTAL.

       THE FOLLOWING BOX MUST BE COMPLETED BY ALL TENDERING SHAREHOLDERS.
                              (SEE INSTRUCTION 15)

                       PAYER'S NAME: THE BANK OF NEW YORK

------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     PART 1--Taxpayer Identification Number--for all     ------------------------------------
FORM W-9                       accounts, enter taxpayer identification number             Social Security Number
DEPARTMENT OF THE TREASURY     in the box at right and certify by signing and
INTERNAL REVENUE SERVICE       dating below.                                                        OR
                               NOTE: If the account is in more than one name,      ------------------------------------
                               see the chart in the enclosed Guidelines to          Employer Identification Number TIN
                               determine which number to give the payer.
                               -----------------------------------------------------------------------------------------
PAYER'S REQUEST                PART 2--CERTIFICATION--under penalties of perjury, I certify that:
FOR TAXPAYER                   (1) (a) I am a U.S. person (including a U.S. resident alien), and
IDENTIFICATION                 (b) The number shown on this form is my correct Taxpayer Identification Number (or I am
NUMBER (TIN)                       waiting for a number to be issued to me), and
                               (2) I am not subject to backup withholding because:
                               (a) I am exempt from backup withholding,
                               (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                               (c) the IRS has notified me that I am no longer subject to backup withholding.
                               -----------------------------------------------------------------------------------------
                               PART 3--  Awaiting TIN [ ]    Exempt [ ]
                               -----------------------------------------------------------------------------------------
                               CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed
                               Guidelines.)
                               Signature ------------------------------------------------------- Date ------------------
                               Name -------------------------------------- Address -------------------------------------
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE AND RETURN THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office
   (or I intend to mail or deliver an application in the near future). I understand that, if I do not provide a correct taxpayer identification number by the time of payment, 30% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.
   Signature ---------------------------------------- Date ------------------
   Name (Please Print)
   --------------------------------------------------------------------------
   Address (Please Print)
   --------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

----------------------------------------------------------
                                            GIVE THE
                                             SOCIAL
                                            SECURITY
     FOR THIS TYPE OF ACCOUNT:             NUMBER OF:
----------------------------------------------------------
 1.  An individual's account          The individual
 2.  Two or more individuals (joint   The actual owner of
     account)                         the account or, if
                                      combined funds, the
                                      first individual on
                                      the account (1)
 3.  Husband and wife (joint          The actual owner of
     account)                         the account or, if
                                      joint funds, either
                                      person(1)
 4.  Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)  The adult or, if the
                                      minor is the only
                                      contributor, the
                                      minor(1)
 6.  Account in the name of the       The ward, minor, or
     guardian or committee for a      incompetent
     designated ward, minor, or       person(3)
     incompetent person
 7.  a. The usual revocable savings   The grantor-
     trust account (grantor is also   trustee(1)
     trustee)
     b. So-called trust account that  The actual owner(1)
     is not a legal or valid trust
     under State law
----------------------------------------------------------

----------------------------------------------------------
                                            GIVE THE
                                            EMPLOYER
                                         IDENTIFICATION
     FOR THIS TYPE OF ACCOUNT:             NUMBER OF:
----------------------------------------------------------
 8.  Sole proprietorship account      The owner(4)
 9.  A valid trust, estate, or        The legal entity (Do
     pension trust                    not furnish the
                                      identifying number
                                      of the personal
                                      representative or
                                      trustee unless the
                                      legal entity itself
                                      is not designated in
                                      the account
                                      title)(5)
10.  Corporate account                The corporation
11.  Religious, charitable, or        The organization
     educational organization
     account
12.  Partnership account held in the  The partnership
     name of the business
13.  Association, club or other tax-  The organization
     exempt organization
14.  A broker or registered nominee   The broker or
                                      nominee
15.  Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.
(2) Circle the minor's name and furnish minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security Number.
(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may also use either your Social Security Number or Employer Identification Number (if you have one).
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:

  (1) An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b)(7).
  (2)  The Unites States or an agency or instrumentality thereof.
  (3) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  (4) A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  (5)  An international organization or any agency or instrumentality thereof.

       Other payees that may be exempt from backup withholding include the following:
  (6)  A corporation.
  (7)  A foreign central bank of issue.
  (8) A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States.
  (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
  (10) A real estate investment trust.
  (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
  (12) A common trust fund operated by a bank under section 584(a).
  (13) A financial institution.
  (14) A middleman known in the investment community as a nominee or custodian.
  (15) An exempt charitable remainder trust, or a non-exempt trust described in
       Section 4947(a)(1).

For interest and dividend payments, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) are exempt, and a person registered under the Investment Advisors Act of 1940 who regularly acts as broker is also exempt. For barter exchange transactions and patronage dividends, only payees listed in items (1) through
(5) >are exempt from backup withholding. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees listed in items (1) through (7). However, a corporation is not exempt from backup withholding on medical and health care payments, attorneys fees and payments for services paid by a federal executive agency that are reportable on Form 1099-MISC.

PAYMENTS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING. Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK "EXEMPT" IN PART 3 OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends and patronage dividends, that are subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6045, 6050A and 6050N.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDER. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

     Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase, Letter of Transmittal or related documents may be directed to the Information Agent at its address and telephone number set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the tender offer.

                 The Information Agent for the Tender Offer is:

                             D. F. KING & CO., INC.
                                 48 Wall Street
                               New York, NY 10005
             Banks and Brokerage Firms Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 431-9642

                  The Dealer Manager for the Tender Offer is:

                            BEAR, STEARNS & CO. INC.
                               383 Madison Avenue
                               New York, NY 10179
                           Toll Free: (866) 897-6798